SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        February 1, 1999
                                                --------------------------------



                          Forest City Enterprises, Inc.

             (Exact name of registrant as specified in its charter)


          Ohio                         1-4372                  34-0863886

(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)


1100 Terminal Tower, 50 Public Square      Cleveland, Ohio          44113
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code          216-621-6060



       (Former name or former address, if changed since last report.)

Item 5.  Other Events.


This Form 8-K is being filed to submit a press release, dated February 1, 1999, announcing the appointment of Louis Stokes to the Company's Board of Directors.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Forest City Enterprises, Inc.
                                                (Registrant)



Date     February 3, 1999               By    /s/  Thomas G. Smith
     -----------------------                  -----------------------
                                        Thomas G. Smith, Senior Vice President
                                          and Chief Financial Officer

                                                            Exhibit to Form 8-K

THE COMPANY                                                     ON THE WEB
Thomas G. Smith                                                 www.fceinc.com
www.fceinc.com
Senior Vice President,
Chief Financial Officer

Thomas T. Kmiecik
Assistant Treasurer
216-621-6060


FOR IMMEDIATE RELEASE

                        FOREST CITY ENTERPRISES ANNOUNCES
                 LOUIS STOKES APPOINTMENT TO BOARD OF DIRECTORS

Cleveland, Ohio, February 1, 1999 - Forest City Enterprises, Inc. (NYSE-FCEA and NYSE-FCEB) today announced that at a special meeting of its Board of Directors held on January 28, 1999, Forest City Enterprises named Louis Stokes as a Director.

"Louis Stokes is one of the truly great champions of urban America and we are very fortunate to have him as part of our Forest City team," said Charles A. Ratner, President and Chief Executive Officer of Forest City Enterprises. "Congressman Stokes has proven over his entire career, including more than 30 years in the U.S. Congress, that he has an intimate understanding of the issues of urban development. He is committed to improving the quality of life for all citizens, especially those who live in our cities. Our company is committed to the same agenda and we look forward to working with Congressman Stokes."

Louis Stokes responded to the recent appointment as Director by stating, "I am honored to join the Forest City Enterprises team. Their commitment to revitalization of urban communities, including job creation and community involvement is consistent with my congressional career. I'm excited about the opportunity to continue being involved with America's cities through this outstanding organization."


Forest City Enterprises, Inc. is a $3 billion NYSE-listed real estate company headquartered in Cleveland, Ohio principally engaged in the ownership, development, acquisition and management of commercial and residential real estate throughout the United States. The company's 191 retail, residential, office and hotel properties are operated by regional offices in New York, Los Angeles, Boston, Tucson, Detroit, Washington, D.C. and San Francisco.